Exhibit 32.1

Certification of the Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. §1350

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and 18 U.S.C. §1350, I, the undersigned Chief Executive Officer of Processa Pharmaceuticals, Inc. (the “Company”), hereby certify, to the best of my knowledge, that the quarterly report on Form 10-Q of the Company for the quarter ended September 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is being furnished solely to accompany this Report pursuant to 18 U.S.C. 1350 and is not being filed for purposes of Section 18 of the Exchange Act and is not to be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

By:	/s/ George Ng
George Ng
Chief Executive Officer (Principal Executive Officer)
Date:	November 13, 2026

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and 18 U.S.C. §1350, I, the undersigned Chief Financial Officer of the Company, hereby certify, to the best of my knowledge, that the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is being furnished solely to accompany this Report pursuant to 18 U.S.C. 1350 and is not being filed for purposes of Section 18 of the Exchange Act and is not to be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

By:	/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer (Principal Financial and Accounting Officer)
Date:	November 13, 2026